Picture of man in a chair


                         PAPP AMERICA-ABROAD FUND, INC.
                                 A No-Load Fund






                                  ANNUAL REPORT
                                DECEMBER 31, 1998










                                                     Managed by:
                                                     L. Roy Papp & Associates
                                                     6225 North 24th Street
                                                     Suite 150
                                                     Phoenix, AZ  85016
                                                     (602)956-1115 Local
                                                     (800)421-4004
                                                     E-mail: invest@roypapp.com
                                                     Web: http://www.roypapp.com

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PAPP AMERICA-ABROAD FUND, INC. AND THE MORGAN STANLEY WORLD INDEX

CHART HERE:
AVERAGE ANNUAL TOTAL RETURN
                                    1 Year   5 Year   Since Inception
Papp America-Abroad Fund            23.8%    24.9%    19.8%
Morgan Stanley World Index          24.3%    15.8%    14.4%

Year     Papp America-Abroad Fund   Morgan Stanley World Index
12/6/91  10,000                     10,000
1991     10,994                     10,720
1992     11,811                     10,158
1993     11,803                     12,450
1994     12,725                     13,079
1995     17,440                     15,848
1996     22,262                     17,985
1997     28,910                     20,817
1998     35,799                     25,882


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE
The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed may be worth more or less than their original cost. This Fund's performance is measured against that of the Morgan Stanley World Index. Approximately 51% of the earnings of the companies in the Fund's portfolio are derived from foreign sources and 49% are derived from United States sources. The Morgan Stanley World Index is an unmanaged [market-weighted] index that includes 50% foreign companies and 50% United States companies; the values shown include reinvested dividends.

                         PAPP AMERICA-ABROAD FUND, INC.


Dear Fellow Shareholders:

Our Fund was up 23.8% in 1998. This compares with an increase of 24.3% for the Morgan Stanley World Index, against which we compare ourselves, and an increase of 28.7% for the Standard & Poor's 500 Stock Index. This marks the fourth straight year of double-digit increases for our Fund. In 1995 we were up 37.1%, in 1996 we were up 27.7% and in 1997 we were up 29.9%.

As the chart on the opposite page indicates, we have handily beaten the World Index which, like our Fund, represents about 50% foreign and 50% U.S. earnings. Since inception in late 1991 to the end of 1998 we were up 258.2% while the World Index was up 156.5%. These numbers appear to validate the basic concepts behind the creation of this Fund, the first in the nation to invest in mainly United States companies because they have a large foreign earnings component.

In 1991 investing abroad was quite the vogue and a number of our clients questioned our failure to do so. But two of us had lived overseas and worked in the financial area. We were acutely aware that the stock markets outside the United States were far different than our own. Many of their stocks involve small and undercapitalized companies, in some cases their markets are rigged, their accounting is not up to American standards, they are subject to political tinkering and the lack of SEC disclosure requirements.

We therefore looked at American companies, mainly the multinationals, which received a large portion of their earnings from overseas activities, and found that of the 100 largest companies in the world based on sales, only 24 are American companies. However, these 24 receive 52% of the earnings of the top 100 so they are three times as profitable as the foreign stocks. Our goal has been to purchase the best of these large companies, stocks which have shown a consistent pattern of growth over a long period of time. We also buy small multinationals providing they have a unique product in demand and provided they have the same growth patterns as our larger companies.

Our concerns about owning foreign stocks, particularly in emerging nations, have proven correct. Brazil and Mexico had their problems some years ago and the former is back in the soup today. Most recently, the problems have surfaced in Asia, especially in its smaller nations. In turn, these concerns have impacted investors' views about the companies we own even though the earnings of most continue their historic growth.

We believe this negative outlook will cease before long. The Asian economies appear to be slowly recovering and the dollar is somewhat weaker against other currencies which will work to our advantage this year. Most importantly, our stocks continue to show excellent earnings growth and this will eventually translate into higher prices. For these reasons we are enthusiastic about 1999.

                                                        Warmest regards,



                                                        L. Roy Papp, Chairman
                                                        February 1, 1999

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Directors and Shareholders of the Papp America-Abroad Fund, Inc.:


We have audited the accompanying statements of assets and liabilities of the Papp America-Abroad Fund, Inc. (the Fund) as of December 31, 1998 and 1997, including the schedule of portfolio investments as of December 31, 1998, and the related statements of operations and statements of changes in net assets for the two years then ended, and the financial highlights for the five years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Papp America-Abroad Fund, Inc. for the year ended December 31, 1992, and the period from December 6, 1991 (date of commencement of operations) through December 31, 1991, were audited by other auditors whose report dated January 29, 1993, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Papp America-Abroad Fund, Inc. as of December 31, 1998 and 1997, and the results of its operations and changes in its net assets for the two years then ended and its financial highlights for the five years then ended, in conformity with generally accepted accounting principles.



Phoenix, Arizona
January 21, 1999

                         PAPP AMERICA-ABROAD FUND, INC.
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 1998

                                                                                 Number           Market
                          Common Stocks                                         of Shares          Value
Electrical Equipment (15.1%)
   American Power Conversion *
     (Leading producer of uninterruptible power supply products)                 627,900       $  30,413,906
   Emerson Electric Company
     (Manufacturer of electrical and electronic products and systems)            120,000           7,260,000
   Molex, Inc.
     (Supplier of electrical, electronic, and fiber optic interconnection
     products and systems)                                                       450,000          14,175,000
                                                                                               -------------
                                                                                                  51,848,906
                                                                                               -------------
Industrial Services (15.0%)
   Air Express International
     (Air freight forwarding)                                                    480,000          10,440,000
   Interpublic Group of Companies, Inc.
     (Worldwide advertising agencies)                                            360,000          28,710,000
   Manpower, Inc.
     (Provider of non-government employment services)                            365,000           9,193,437
   Omnicom Group, Inc.
     (Worldwide advertising agencies)                                             50,000           2,900,000
                                                                                               -------------
                                                                                                  51,243,437
                                                                                               -------------
Computer Equipment (13.6%)
   EMC Corp. *
     (Manufacturer of enterprise computer storage systems)                        27,000           2,295,000
   Hewlett-Packard Company
     (Manufacturer of printers, computers, and medical
     electronic equipment)                                                       150,000          10,246,875
   Intel Corporation
     (Manufacturer of microprocessors, microcontrollers, and
     memory chips)                                                               244,000          28,929,250
   International Business Machines
     (Global provider of information technology, hardware, software
     and services)                                                                27,000           4,988,250
                                                                                               -------------
                                                                                                  46,459,375
                                                                                               -------------
Financial Services (11.8%)
   American International Group
     (Major international insurance holding company)                              56,000           5,411,000
   General Electric Co.
     (Diversified financial and industrial company)                              140,000          14,288,750
   State Street Corporation
     (Provider of U.S. and global securities custodial services)                 300,000          20,868,750
                                                                                               -------------
                                                                                                  40,568,500
                                                                                               -------------
Specialty Retailing (9.0%)
   Office Depot *
     (Large office supply retailer and direct marketer of office products)       835,000          30,842,812
                                                                                                  ----------

Pharmaceutical (8.0%)
   Astra AB
     (International pharmaceutical company)                                      427,000           8,833,563
   Merck & Company
     (Ethical drugs)                                                             126,000          18,608,625
                                                                                               -------------
                                                                                                  27,442,188
                                                                                               -------------
*Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

                                          5



                         PAPP AMERICA-ABROAD FUND, INC.
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 1998
                                                                                 Number           Market
                    Common Stocks (continued)                                   of Shares          Value

Consumer Services (7.4%)
   Service Corporation International
     (Funeral service, cemetery owner/operator)                                  350,000       $  13,321,875
   Steiner Leisure Ltd. *
     (Provider of spa services, beauty salons, and health clubs on
     cruise ships)                                                               375,000          12,000,000
                                                                                               -------------
                                                                                                  25,321,875
                                                                                               -------------
Restaurants (4.6%)
   McDonald's Corporation
     (Fast food restaurants and franchising)                                     208,000          15,938,000
                                                                                               -------------

Medical Products (4.5%)
   Johnson & Johnson
     (Healthcare products)                                                       183,000          15,349,125
                                                                                               -------------

Software (3.6%)
   Microsoft Corporation*
     (Personal computer software)                                                 90,000          12,481,875
                                                                                               -------------

Consumer Products (2.8%)
   Gillette Company
     (Personal care products and batteries)                                       27,000           1,304,438
   Mattel, Inc.
     (Toy manufacturer)                                                          370,000           8,440,625
                                                                                               -------------
                                                                                                   9,745,063
                                                                                               -------------
Telecommunications (2.1%)
   L.M. Ericsson Telephone AB
      (Manufacturer of telecom systems and cellular handsets)                    100,000           2,393,750
   Hong Kong Telecommunications, Ltd.
      (International telecommunications services)                                270,000           4,741,875
                                                                                               -------------
                                                                                                   7,135,625
                                                                                               -------------
Distributors (1.4%)
   Sigma-Aldrich Corp.
     (Develops, manufactures, and distributes specialty chemicals)               155,000           4,553,125
                                                                                               -------------


Total Common Stocks - 98.9%                                                                      338,929,906
Cash and Other Assets, Less Liabilities - 1.1%                                                     3,884,730
                                                                                               -------------

Net Assets - 100%                                                                              $ 342,814,636
                                                                                               =============

Net Asset Value Per Share
(Based on 10,670,513 shares outstanding at December 31, 1998)                                  $       32.13
                                                                                               =============

*Non-income producing security.


   The accompanying notes are an integral part of these financial statements.

                         PAPP AMERICA-ABROAD FUND, INC.
                      STATEMENTS OF ASSETS AND LIABILITIES
                           DECEMBER 31, 1998 AND 1997






                                     ASSETS
                                                                                 1998                     1997
                                                                          ----------------        ----------------
Investment in securities at market value (original
  cost $248,043,277 and $260,250,479 at December 31,
 1998 and 1997, respectively) (Note 1)                                    $    338,929,906         $   285,776,806
Cash                                                                             6,522,782               3,507,780
Dividends and interest receivable                                                  361,875                 461,788
                                                                          ----------------         ---------------

                  Total assets                                            $    345,814,563         $   289,746,374
                                                                          ================          ===============


                                   LIABILITIES
Redemptions payable                                                       $        240,533         $       209,767
Payable for investment securities purchased                                      2,759,394               1,287,313
                                                                          ----------------         ---------------

                  Total liabilities                                       $      2,999,927         $     1,497,080
                                                                          ================         ===============


                                   NET ASSETS

Paid-in capital                                                           $    252,595,092         $   262,716,207
Accumulated undistributed net realized gain
   on sale of investments                                                              371                 -
Accumulated undistributed net investment income/(loss)                           (667,456)                   6,760
Net unrealized gain on investments                                              90,886,629              25,526,327
                                                                          ----------------         ---------------

                  Net assets applicable to Fund shares outstanding        $    342,814,636        $    288,249,294
                                                                          ================         ===============


Fund shares outstanding                                                         10,670,513              11,091,202
                                                                          ================         ===============

Net Asset Value Per Share (net assets/shares
   outstanding)                                                           $          32.13         $         25.98
                                                                          ================         ===============








   The accompanying notes are an integral part of these financial statements.

                         PAPP AMERICA-ABROAD FUND, INC.
                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997



                                                                       1998                    1997
                                                               ----------------          --------------
INVESTMENT INCOME:
   Dividends                                                   $      2,686,890          $    1,777,770
   Interest                                                             224,020                 214,337
   Foreign taxes withheld                                              (20,469)                (14,828)
                                                               ----------------          --------------

                  Total investment income                             2,890,441               1,977,279
                                                               ----------------          --------------

EXPENSES:
   Management fee (Note 3)                                            3,292,225               1,599,574
   Filing fees                                                          116,312                  79,501
   Printing and postage                                                  46,725                  16,210
   Transfer agent fees                                                   40,994                  24,038
   Custodial                                                             28,994                  27,819
   Accounting                                                            14,500                  18,815
   Directors' attendance fees                                             6,300                   5,100
   Legal                                                                  4,534                   3,354
   Other fees                                                            14,073                   2,214
                                                               ----------------          --------------

                  Total expenses                                      3,564,657               1,776,625
                                                               ----------------          --------------

       Net investment (loss)/income                                   (674,216)                 200,654
                                                               ----------------          --------------

REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:
   Proceeds from sales of securities                                 92,997,025               7,380,204
   Cost of securities sold                                          (92,579,267)             (5,990,861)
                                                               -----------------         ---------------
   Net realized gain on investments sold                                417,758               1,389,343

   Net change in unrealized gain on investments                      65,360,302              16,166,447
                                                               ----------------          --------------

   Net realized and unrealized gain on investments                   65,778,060              17,555,790
                                                               ----------------          --------------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $     65,103,844          $   17,756,444
                                                               ================          ==============


   The accompanying notes are an integral part of these financial statements.

                         PAPP AMERICA-ABROAD FUND, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997


                                                                               1998                     1997
                                                                        ----------------         ---------------
FROM OPERATIONS:
   Net investment (loss)/income                                         $       (674,216)        $       200,654
   Net realized gain on investments sold                                         417,758               1,389,343
   Net change in unrealized gain on investments                               65,360,302              16,166,447
                                                                        ----------------         ---------------

                  Increase in net assets resulting from
                    operations                                                65,103,844              17,756,444
                                                                        ----------------         ---------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                                         -                      (200,654)
   Net realized gain on investments sold                                        (417,387)             (1,389,343)
                                                                        ----------------         ---------------

                  Decrease in net assets resulting from
                    distributions to shareholders                               (417,387)             (1,589,997)
                                                                        ----------------         ---------------

FROM SHAREHOLDER TRANSACTIONS:
   Proceeds from sale of shares                                              168,123,001             315,859,241
   Net asset value of shares issued to shareholders
     in reinvestment of net investment income and
     net realized gain on investments sold                                       374,828               1,485,676
   Payments for redemption of shares                                        (178,618,944)            (74,885,567)
                                                                        ----------------         ---------------

                  (Decrease)/increase in net assets resulting
                    from shareholder transactions                            (10,121,115)            242,459,350
                                                                        -----------------        ---------------

Total increase in net assets                                                  54,565,342             258,625,797

Net assets at beginning of the period                                        288,249,294              29,623,497
                                                                        ----------------         ---------------

Net assets at end of period                                             $    342,814,636         $   288,249,294
                                                                        ================         ===============









   The accompanying notes are an integral part of these financial statements.

                         PAPP AMERICA-ABROAD FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998



(1)   SIGNIFICANT ACCOUNTING POLICIES:

Papp America-Abroad Fund, Inc. (the Fund) was incorporated on August 15, 1991, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Operations of the Fund commenced on December 6, 1991. The Fund invests with the objective of long-term capital growth in the common stocks of United States companies that have substantial international activities and, to a much lesser extent, in the common stocks of foreign enterprises that are traded publicly in United States securities markets.

The policies described below are followed by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

         Investment in Securities

For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Other securities traded over-the-counter are valued at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors. The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

The net asset value of a share of the Fund is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. New York City time, on any day on which that Exchange is open for trading, by dividing the market value by the number of shares outstanding, and rounding the result to the nearest full cent.

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation or depreciation are calculated on the identified cost basis.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

              Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. The Code requires that substantially all of the Fund's taxable income, as well as any net realized gain on sales of investments, is to be distributed to the shareholders. The Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

(2)   DIVIDENDS AND DISTRIBUTIONS:

Dividends and capital gain distributions are reinvested in additional shares of the Fund unless the shareholder has requested in writing to be paid by check. Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date.

On December 28, 1998, a distribution was declared from net realized long-term capital gains of approximately $.0396 a share aggregating $417,387. The distribution was paid on December 31, 1998, to shareholders of record on December 29, 1998.

On December 19, 1997, a dividend of approximately $.0189 a share, aggregating $200,654 was declared from net investment income earned during 1997. A distribution was also declared from net realized long-term capital gains of approximately $.1093 a share aggregating $1,204,067. Also a distribution was declared from net realized short-term capital gains of approximately $.0168 a share aggregating $185,276. The dividend and distribution were paid on December 31, 1997, to shareholders of record on December 19, 1997.

(3)   TRANSACTIONS WITH AFFILIATES:

The Fund has an investment advisory and management services agreement with L. Roy Papp & Associates (Manager). The Manager receives from the Fund, as compensation for its services, a fee accrued daily and payable monthly at an annual rate of 1% of the Fund's net assets. The Manager will reimburse the Fund to the extent the Fund's regular operating expenses during any of its fiscal years exceed 1.25% of its average daily net asset value in such year. The Fund incurred fees of $40,994 and $24,038 in 1998 and 1997, respectively, from the manager for providing shareholder and transfer agent services.

The Fund's independent directors receive $1,000 for each meeting of the Board of Directors attended on behalf of the Fund. Certain officers and/or directors of the Fund are also partners of the Manager and shareholders in the Fund. The Fund made no payments to its officers or directors, except to independent directors as stated above.

(4)   PURCHASES AND SALES OF SECURITIES:

For the years ended December 31, investment transactions excluding short-term investments were as follows:

                                                                                1998               1997
                                                                         ---------------       -------------

                  Purchases at cost                                      $    80,372,065       $246,423,965
                  Sales                                                       92,997,025          7,380,204

(5)   CAPITAL SHARE TRANSACTIONS:

At December 31, 1998, there were 25,000,000 shares of $.01 par value capital stock authorized. Transactions in capital shares of the Fund were as follows:

                                                                              Proceeds          Shares
         Year ended December 31, 1998
         Shares issued                                                   $   168,123,001         6,037,848
         Dividends and distributions reinvested                                  374,828            11,761
         Shares redeemed                                                    (178,618,944)       (6,473,298)
                                                                         ---------------     -------------

                  Net decrease                                           $   (10,121,115)         (423,689)
                                                                         ================    ==============

         Year ended December 31, 1997
         Shares issued                                                   $   315,859,241        12,468,691
         Dividends and distributions reinvested                               1,485,676             58,127
         Shares redeemed                                                     (74,885,567)       (2,905,655)
                                                                           -------------     -------------

                  Net increase                                           $   242,459,350         9,621,163
                                                                         ===============     =============

(6)   UNREALIZED APPRECIATION:

Unrealized appreciation of portfolio securities for both financial statement and federal income tax purposes is as follows at December 31:

                                                                                1998               1997
                                                                          --------------     ---------------

                  Market value                                           $   338,929,906     $   285,776,806
                  Original cost                                           (  248,043,277)       (260,250,479)
                                                                          ---------------    ----------------

                           Net unrealized appreciation                   $    90,886,629     $    25,526,327
                                                                         ===============     ===============

As of December 31, 1998, gross unrealized gains on investments in which market value exceeded cost totaled $104,546,063 and gross unrealized losses on investments in which cost exceeded market value totaled $13,659,434.

As of December 31, 1997, gross unrealized gains on investments in which market value exceeded cost totaled $38,186,956 and gross unrealized losses on investments in which cost exceeded market value totaled $12,660,629.

(7)   SELECTED FINANCIAL HIGHLIGHTS:

The following selected per share data has been calculated using revenues and expenses for the periods indicated, divided by the weighted average number of shares outstanding during the periods. The ratios are calculated using the revenues and expenses for the periods, divided by the weighted average of the daily net assets of the Fund.



                                           Year Ended December 31,
                                   -------------------------------------------------------------------------------
                                         1998              1997             1996             1995            1994
                                         ----              ----             ----             ----            ----

Net asset value, beginning of        $  25.98          $  20.11          $  16.47        $  12.24         $  11.45
period
Income from operations:
   Net investment income (loss)         (.05)               .01               .01             .04              .10
   Net realized and unrealized
gain (loss) on investments               6.24              6.00              4.48            4.52              .79
                                         ----              ----              ----            ----              ---

         Total from operations           6.19              6.01              4.49            4.56              .89

Less distributions:
   Dividend from net investment
      Income                              -                (.01)             (.01)           (.04)            (.10)
   Distribution of net realized gain    (.04)              (.13)             (.84)           (.29)             -
                                        -----              -----             -----           -----            ----


         Total distributions            (.04)              (.14)             (.85)           (.33)            (.10)

Net asset value, end of period       $  32.13          $  25.98          $  20.11        $  16.47         $  12.24
                                     ========          ========          ========        ========         ========

         Total return                  23.83%            29.92%            27.65%           37.05%            7.77%
                                   ============      ============      ============    =============     ============

Ratios/Supplemental Data:
   Net assets, end of period       $ 342,814,636     $ 288,249,294     $ 29,623,497     $ 15,988,267    $ 11,573,197
   Expenses to average net               1.08%             1.11%             1.25%           1.22%            1.25%
      assets (B)
   Net investment income to
      Average net assets (C)              .82%             1.24%             1.30%           1.50%            2.07%
   Portfolio turnover rate              24.97%             4.71%            12.29%          26.65%           16.00%
   Average commission per share (D)    $  .0245          $  .0297          $  .0487

                                                                                   Period Ended
                                                 Year Ended December 31,            December 31,
                                   -----------------------------------------------------------------------------
                                                   1993             1992              1991 (A)
                                                    ----             ----              --------

Net asset value, beginning of                   $  11.67         $  10.98            $  10.00
period
Income from operations:
   Net investment income (loss)                      .10              .11                 .02
   Net realized and unrealized gain
   (loss) on investments                            (.11)             .71                 .98
                                                    -----             ---                 ---

         Total from operations                      (.01)             .82                1.00

Less distributions:
   Dividend from net investment
      Income                                        (.09)            (.11)               (.02)
   Distribution of net realized gain                (.12)            (.02)                 -
                                                    -----            -----               -----



         Total distributions                        (.21)            (.13)               (.02)

Net asset value, end of period                   $  11.45         $  11.67            $  10.98
                                                  ========         ========            ========

         Total return                               (.08)%           7.44%               9.94%
                                                ==============   ============     =============

Ratios/Supplemental Data:
   Net assets, end of period                    $ 10,934,293     $ 5,013,407         $ 1,369,899
   Expenses to average net                           1.25%             1.25%               1.25%*
      assets (B)
   Net investment income to
      Average net assets (C)                         2.28%             2.28%               4.51%*
   Portfolio turnover rate                           8.00%            16.00%               0.00%
   Average commission per share (D)                     -                 -                   -




*   Annualized
(A) From the date of commencement of operations (December 6, 1991).
(B) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.30%, 1.30%, 1.33%, 3.16%, and 2.07% for the years ended
    December 31, 1996, 1994, 1993, 1992 and the period ended December 31, 1991.
(C) Computed giving effect to investment adviser's expense limitation undertaking. (D) This disclosure was not required for years prior to 1996.

                              FACTS ABOUT THE FUND


Investment Objective - The Fund, which commenced operations December 6, 1991, invests with the objective of long-term capital growth in the common stocks of United States companies that have substantial international activities and, to a much lesser extent, in the common stocks of foreign enterprises that are traded publicly in United States securities markets.

The Investment Adviser - The Fund's assets are managed by L. Roy Papp & Associates, the largest investment counseling firm in Arizona, with over $1.3 billion in total assets managed for individuals, trusts, corporations, and charitable and educational institutions. Founded in 1978, the Firm is solely in the investment management business. The Firm is an independent general partnership. Of its ten general partners, seven are Chartered Financial Analysts
(CFAs).

         Experienced Management - The securities portfolio of the Fund is managed by L. Roy Papp and Rosellen C. Papp. Mr. Papp, the founder of L. Roy Papp & Associates, has over 44 years experience in the field of investment management. Prior to founding L. Roy Papp & Associates, he was a senior partner of a large investment counseling firm in Chicago, Illinois and the United States Director and Ambassador to the Asian Development Bank, Manila, Philippines. He received his M.B.A. degree from the Wharton School, University of Pennsylvania and his A.B. degree from Brown University.

Rosellen C. Papp, the director of research at L. Roy Papp & Associates, has over 21 years experience in security and financial analysis. She holds a Master of Management degree in Finance from the Kellogg Graduate School of Management, Northwestern University and a B.B.A. degree from the University of Michigan. She is a Chartered Financial Analyst and member of the International Society of Financial Analysts.

"Pure" No-Load - The Fund is a "pure" no-load fund in that there are no "loading" charges or sales commissions paid in connection with the purchase of its shares. In addition, there are no deferred sales loads, no redemption fees, and no 12b-1 fees. The Fund's investment adviser receives an annual management fee of 1%, which is based on the Fund's average daily net asset value. Other expenses such as auditing charges, legal fees, and custodial expenses are limited to 1/4% of the Fund's average daily net asset value; therefore, the Fund's annual expenses may not exceed 1 1/4%.

Suitability - The Fund is suitable only for long-term investors seeking capital appreciation over time. Included are individuals of most ages, institutional accounts such as pension and profit sharing plans, retirement accounts such as IRA's, educational accounts for young children, and many personal trusts. The Fund is not suitable for those with high current income needs, aggressive investors who desire maximum short-term results and are willing to assume the attendant risks, and those with relatively short time horizons who may require their capital in the near-term.

                         PAPP AMERICA-ABROAD FUND, INC.

                                    Directors
  James K. Ballinger                                   L. Roy Papp
  Amy S. Clague                                        Rosellen C. Papp
  Robert L. Mueller                                    Bruce C. Williams
  Harry A. Papp

                                    Officers
  Chairman - L. Roy Papp                               President - Harry A. Papp

                                 Vice Presidents
 Victoria S. Cavallero                                Julie A. Hein
 George D. Clark, Jr.                                 Robert L. Mueller
 Jeffrey N. Edwards                                   Rosellen C. Papp
 Robert L. Hawley                                     Bruce C. Williams

                          Secretary - Robert L. Mueller
                          Treasurer - Rosellen C. Papp
                       Assistant Treasurer - Julie A. Hein

                               Investment Adviser
                            L. Roy Papp & Associates
                        6225 North 24th Street, Suite 150
                                Phoenix, AZ 85016
                            Telephone: (602) 956-1115
                       Web address: http//www.roypapp.com
                        Email address: invest@roypapp.com

                                    Custodian
                            Founders Bank of Arizona
                          7335 E. Doubletree Ranch Road
                            Scottsdale, Arizona 85258

                     Shareholder Services and Transfer Agent
                            L. Roy Papp & Associates
                        6225 North 24th Street, Suite 150
                                Phoenix, AZ 85016
                            Telephone: (602) 956-1115
                                 (800) 421-4004

                         Independent Public Accountants
                               Arthur Andersen LLP
                        501 North 44th Street, Suite 300
                             Phoenix, Arizona 85008

                                  Legal Counsel
                               Bell, Boyd & Lloyd
                             70 West Madison Street
                             Chicago, Illinois 60602

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied or preceded by a currently effective prospectus of the Fund. No sales charge to the shareholder or to the new investor is made in offering the shares of the Fund.